Exhibit 10.1

June 6, 2007

Comerica Bank, as Agent

500 Woodward Avenue

Detroit, Michigan 48226

Re:	MegaBingo, Inc. and MGAM Systems, Inc.

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of April 27, 2007 (as in effect, the “Credit Agreement”) by and among the Banks referred to therein, Comerica Bank, as agent for the Banks (in such capacity, the “Agent”) and MegaBingo, Inc., a Delaware corporation (“MegaBingo”) and MGAM Systems, Inc., a Delaware corporation (“MGAM”, together with MegaBingo, collectively referred to as the “Borrowers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

The Borrowers hereby request that the Banks amend Section 7.6(b)(i) of the Credit Agreement by deleting the phrase “within 60 days of the date of this Agreement” appearing therein (the “Amendment”).

By their signatures set forth below, the Agent and the Banks hereby agree to the Amendment. This letter shall be deemed to be the first amendment to the Credit Agreement.

Except as expressly set forth herein, nothing herein shall constitute an amendment or modification of, or waiver or consent to, any terms or provisions of the Credit Agreement or any other Loan Document.

This letter may be executed in several counterparts and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

Kindly acknowledge your agreement to the foregoing by signing a copy of this letter in the space provided below.

Very truly yours,

MEGABINGO, INC.

By:	/s/ Randy Cieslewicz
Randy Cieslewicz, CFO

MGAM SYSTEMS, INC.

By:	/s/ Randy Cieslewicz
Randy Cieslewicz, CFO

AGREED TO AND ACKNOWLEDGED:

COMERICA BANK, as Agent, Swing Line Bank and Issuing Bank

By:	/s/ Chad G. Neely
Name: Chad G. Neely
Title: Vice President

COMERICA BANK, as Bank

By:	/s/ Chad G. Neely
Name: Chad G. Neely
Title: Vice President

CIT LENDING SERVICES CORPORATION, as Syndication Agent

By:	/s/ Anthony Holland
Name: Anthony Holland
Title: Vice President

CIT LENDING SERVICES CORPORATION, as Bank

By:	/s/ Anthony Holland
Name: Anthony Holland
Title: Vice President